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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


          We consent to the incorporation by reference in this Registration Statement of The Charles Schwab Corporation on Form S-8 of our report dated February 22, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP


San Francisco, California
December 17, 1999